Exhibit 99.1

MCM CUSTOM VEHICLES, LLC
Financial Statements
For the Period January 1, 2018 to April 12, 2018

MCM Custom Vehicles, LLC

Independent Auditor’s Report

To the Members of MCM Custom Vehicles, LLC:

We have audited the accompanying financial statements of MCM Custom Vehicles, LLC (collectively referred to as “the Company”), which comprise the balance sheet as of April 12, 2018 and the related statements of income, changes in equity, and cash flows for the period January 1, 2018 to April 12, 2018, and the related notes to the financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MCM Custom Vehicles, LLC as of April 12, 2018, and the results of its operations and its cash flows for the period January 1, 2018 to April 12, 2018 in accordance with accounting principles generally accepted in the United States of America.

/s/ Borland Benefield, P.C.
Birmingham, Alabama
May 26, 2020

MCM Custom Vehicles, LLC.
Balance Sheet

April 12, 2018
Assets
Current assets
Cash	$2,671,459
Accounts Receivable	2,466,691
Inventories	1,247,649
Inventories - truck chassis floor plan	9,339,894
Prepaid expenses	28,134
Total current assets	15,753,827
Property and equipment, net	690,864
Note receivable	769,847
Total assets	$17,214,538

Liabilities and equity
Current liabilities
Accounts payable	$1,010,913
Accrued expenses	1,000,027
Warranty liability	993,654
Unearned revenue	248,205
Floor plan lines of credit	9,339,894
Current maturities of long-term debt	15,813
Total current liabilities	12,608,506
Non-current liabilities
Long-term debt	69,825
Total liabilities	12,678,331
Equity
Members’ equity	4,536,207
Total liabilities and equity	$17,214,538

MCM Custom Vehicles, LLC.
Statement of Income and Changes in Equity

For the period
January 1, 2018 through April 12, 2018
Sales	$9,688,891
Cost of sales	5,512,595
Gross profit	4,176,296
Selling, general and administrative expenses	1,890,222
Operating Income	2,286,074
Other income	148,041
Net income	2,434,115

Member’s equity, beginning of period	3,381,030
Distributions	(1,278,938)
Member’s equity, end of period	$4,536,207

MCM Custom Vehicles, LLC.
Statement of Cash Flows

For the period
January 1, 2018 through April 12, 2018
Cash flows from operating activities
Net income	$2,434,115
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	64,223
Gain on disposal of property and equipment	(1,978)
Changes in operating assets and liabilities:
Accounts receivable	(1,265,435)
Inventory	(5,345,828)
Prepaid expenses	16,528
Note receivable	36,614
Accounts payable	223,997
Accrued expenses	(326,835)
Warranty Liability	161,839
Unearned revenue	(83,437)
Net cash used in operating activities	(4,086,197)
Cash flows from investing activities
Purchases of property and equipment	(199,179)
Proceeds from sale of property and equipment	49,427
Net cash used in investing activities	(149,752)
Cash flows from financing activities
Net borrowing on lines of credit	5,108,457
Repayments on long-term debt	(297,758)
Distributions to members	(1,278,938)
Net cash provided by financing activities	3,531,761
Net decrease in cash and cash equivalents	(704,188)
Cash and cash equivalents, January 1, 2018	3,375,649
Cash and cash equivalents, April 12, 2018	$2,671,461

Supplemental cash flow information:
Cash paid during the period for:
Interest	$101,592

MCM Custom Vehicles, LLC.
Notes to the Financial Statements
(in thousands, except per share amounts)
Note 1 – Summary of Significant Accounting Policies
Description of Business – MCM Custom Vehicles, LLC (the Company) is a worldwide leader in developing OEM specialty vehicles for automotive enthusiasts. Since 1979, the Company has produced over 150,000 custom vehicles that have been modified for off road performance, horsepower, family transportation and luxury packages. The Company is a Specialty Vehicle Manufacturer for General Motors and Ford Motor Company.
The Company is a wholly owned, consolidated subsidiary of McSweeney Holdings at April 12, 2018. See Note 8 for transactions occurred between the Company, McSweeney Holdings, LLC and other affiliated entities.
Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates primarily relate to unsettled events as of the date of the financial statements. Actual results could differ from estimated amounts. Due to uncertainties inherent in the estimations process, it is at least reasonably possible that changes in these estimates in the near term would be material to the financial statements.
Revenue and Cost Recognition – The Company recognizes revenues when an order is shipped. Costs are relieved from inventory into cost of goods sold when the order is shipped.
Cash and Cash Equivalents – The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. For purposes of reporting cash flows, the Company considers contracts in transit to be cash equivalents.
Allowance for Doubtful Accounts – Bad debts are charged to expense when deemed uncollectible under the specific write-off method, which approximates the amount of bad debts had the reserve method been used. Trade accounts receivable are stated at the amount management expects to collect from balances outstanding at year-end. Based on management’s assessment of the credit history with customers having outstanding balances and current relationships with them, it has concluded that realization losses on balances outstanding at year-end will be immaterial.
The Company considers an account to be delinquent 30 days from the invoice date. No interest is charged on past due amounts, but management contacts these customers once a balance becomes delinquent. The Company did not write-off any delinquent accounts during the year.
Inventories – Inventories are stated at the lower of cost or market. Cost is principally determined using the first-in, first-out (FIFO) method. Inventory costs include material, labor, and overhead. The Company evaluates raw materials, work-in-process, and finished goods to ensure that inventory is not recorded at amounts in excess of estimated net realizable value.
Property and Equipment – Property and equipment are stated at cost. Maintenance and repairs are charged to expense as incurred, and renewals and betterments are capitalized. Gains or losses on disposal are credited or charged to operations. Depreciation is computed using the straight-line method over the estimated useful lives of the assets which are generally from five to ten years for furniture and fixtures and machinery and equipment and forty years for buildings and improvements.
Long-Lived Assets – Long-lived assets, such as property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset exceeds the fair value of the asset. The Company had no impairment charges for the period ended April 12, 2018.
Income Taxes – The Company is taxed as a partnership. Accordingly, income is taxed to the members and not to the Company for federal and state income tax purposes. Therefore, the financial statements do not include a provision for income taxes.
Comprehensive Income – Comprehensive income measures all changes in equity that result from transactions and other economic events of the year other than transactions with owners. Comprehensive income for the Company includes net income. There were no items of accumulated other comprehensive income at April 12, 2018.

MCM Custom Vehicles, LLC.
Notes to the Financial Statements
(in thousands, except per share amounts)
Shipping and Handling Costs – Shipping and handling costs are capitalized into inventory and are relieved into cost of goods sold when the item is shipped.
Warranty Expense – The Company provides various warranties on automotive conversions. The Company records a reserve for future warranty expenses at the time of sale based on historical trends and management’s estimate of expected costs. The warranty reserves are comprised of the following at April 12, 2018:

Beginning balance	$831,815
Warranty expense	314,500
Less: Writeoffs	(152,661)
Ending balance	$993,654
Advertising Costs – The Company expenses advertising costs as they are incurred. Advertising expenses for the period ended April 12, 2018 were the following:

Advertising Cost	$61,096
Environmental Matters – The Company expenses environmental costs related to existing conditions resulting from past or current operations and for which no current or future benefit is discernible. Expenditures which extend the life of the related property or mitigate or prevent future environmental contamination are capitalized. The Company records a liability at the time when it is probable and can be reasonably estimated. There were no environmental related expenses during the period ended April 12, 2018. There are no environmental related liabilities recorded at April 12, 2018.
Recent Accounting Pronouncements – In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers. The standard’s core principle is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those good or services. In doing so, companies generally will be required to use more judgment and make more estimates than under current guidance. This may include identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price, and allocating the transaction price to each separate performance obligation. The standard will become effective for the Company in the 2019 fiscal year. For financial reporting purposes, the standard allows for full retrospective adoption to each prior reporting period or to the most current period presented in the financial statements with the cumulative effect of initially applying the standard recognized at the date of initial application.
In February 2016, the FASB issued ASU 2016-02, Leases. The standard’s core principle is that a company will reflect virtually all leases on their balance sheet. The FASB retained a dual model that includes financing leases, which are similar to today’s capital leases, and operating leases, with expense recognized on a straight-line basis. Under the FASB's dual approach, determining whether a lease is a finance or operating lease will be based on guidance similar to the classification model under current US GAAP, but without the bright lines. The FASB’s standard is effective for private companies for interim and annual reporting periods beginning after December 15, 2020. Entities are required to adopt the standard using a modified retrospective transition approach, which requires application of the new guidance at the beginning of the earliest comparative period presented in the year of adoption. Early adoption is permitted.
Note 2 – Concentration of Credit Risks
Financial instruments that may potentially subject the Company to concentrations of credit risk consist primarily of cash maintained with financial institutions and accounts receivable due from a variety of customers.
The Company maintains cash balances at financial institutions which are insured by the Federal Deposit Insurance Corporation up to $250,000. At April 12, 2018, uninsured cash balances totaled $2,238,958.
The Company evaluates each customer’s credit worthiness before extending credit for sales transactions and updates these evaluations as circumstances dictate. The Company requires a deposit from customers prior to beginning a conversion. As a result of this process and the lack of significant customer concentrations, management considers its credit risk associated with accounts receivable to be limited.

MCM Custom Vehicles, LLC.
Notes to the Financial Statements
(in thousands, except per share amounts)
Note 3 – Inventories
Inventories are comprised of the following at April 12, 2018:

Demo inventory	$61,549
Raw materials	1,186,100
$1,247,649

Note 4 – Property and equipment, net
Property and equipment, net is comprised of the following at April 12, 2018:

Automobiles	$267,655
Tooling	562,759
Machinery and equipment	1,350,628
Furniture and fixtures	25,830
Leasehold improvements	43,305
2,250,177
Less: Accumulated depreciation	(1,629,234)
Construction in progress	69,921
$690,864
Depreciation is computed using the straight-line method over the estimated useful lives of the depreciable assets which range from 5 to 40 years. Depreciation charged to expense for the period ended April 12, 2018 was $64,223.
Note 5 – Floor Plan Lines of Credit
MCM Custom Vehicles, LLC has a floor plan line of credit with a lender which provides for borrowings based on the quantity of inventory units purchased. The Company had an outstanding balance at April 12, 2018 of $9,339,894. The interest rate at April 12, 2018 was 7.52%. The line of credit is secured by the inventory units purchased and may be cancelled with a notice of 10 days by either party.
Note 6 – Long-Term Debt
Long-term debt consists of the following at April 12, 2018:

Note payable due in monthly installments of $1,634, including principal and interest at 4.84%, through April 2023, secured by a vehicle	$85,638
Total debt	85,638
Less: Current maturities	(15,813)
Long-term debt	$69,825
Future maturities of long-term debt are as follows as of April 12, 2018:

MCM Custom Vehicles, LLC.
Notes to the Financial Statements
(in thousands, except per share amounts)

2019	$15,813
2020	16,595
2021	17,415
2022	18,276
2023	17,539
Thereafter	—
$85,638
The Company reports amortization of debt issuance costs as interest expense. Interest expense is presented on the statement of income as selling, general, and administrative expenses. Interest expense for the period ended April 12, 2018 was $101,592.
Note 7 – Fair Value of Financial Instruments
Accounting principles generally accepted in the United States of America require disclosing the fair value of financial instruments to the extent practicable for financial instruments which are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement. In assessing the fair value of these financial instruments, the Company uses a variety of methods and assumptions, which were based on estimates of market conditions and risks existing at that time. The carrying amount of the Company’s financial instruments reported in the financial statements approximated fair value at April 12, 2018.
Note 8 – Related Parties
McSweeney Designs, LLC is a majority owned subsidiary of McSweeney Holdings, LLC. McSweeney Designs specializes in custom transportation for dignitaries, heads of state, and highly influential business leaders around the globe. The primary business of this company is to engage in the business of automobiles and armored cars, including but not limited to designing, creating, and selling.
The following quantitative transactions occurred between the Company and McSweeney Designs, LLC:

Balance Sheet
Notes receivable	$769,847

Statement of Income and Changes in Equity
Sales	$175,936
Cost of sales	15,811
Gross Profit	160,125
Selling, general, and administrative expenses	1,666
Operating income	158,459
Other income (expense)	13,416
Net income	$171,875
The Company advanced $1,086,577 to McSweeney Designs, LLC on October 31, 2015. The interest rate on the note receivable is a fixed rate of 0.33%. Monthly payments are equal to $14,852 and began on January 1, 2016. Interest income related to the note receivable for the period ended April 12, 2018 was $10,509.
McSweeney Automotive Group, LLC is a wholly owned subsidiary of McSweeney Holdings, LLC. McSweeney Automotive Group, LLC operates a car dealership in Talladega, Alabama. The primary business of this company is to engage in the business of promoting, selling, servicing, leasing, renting, and otherwise dealing in cars, trucks, vans, and motor vehicles of every description and motor vehicle parts and accessories.

MCM Custom Vehicles, LLC.
Notes to the Financial Statements
(in thousands, except per share amounts)
The following quantitative transactions occurred between the Company and McSweeney Automotive Group, LLC:

Balance Sheet
Accounts receivable	$8,690

Statement of Income and Changes in Equity
Sales	$154,829
Cost of sales	43,302
Gross Profit	111,527
Selling, general, and administrative expenses	1,202
Operating income	110,325
Other income (expense)	—
Net income	$110,325
McSweeney Automotive Group II, LLC is a wholly owned subsidiary of McSweeney Holdings, LLC. McSweeney Automotive Group II, LLC operates a car dealership in Pell City, Alabama. The primary business of this company is to engage in the business of promoting, selling, servicing, leasing, renting, and otherwise dealing in cars, trucks, vans, and motor vehicles of every description and motor vehicle parts and accessories.
The following quantitative transactions occurred between the Company and McSweeney Automotive Group II, LLC:

Balance Sheet
Accounts receivable	$8,895

Statement of Income and Changes in Equity
Sales	$49,251
Cost of sales	19,770
Gross Profit	29,481
Selling, general, and administrative expenses	—
Operating income	29,481
Other income (expense)	—
Net income	$29,481
MCM Properties, LLC is a wholly owned subsidiary of McSweeney Holdings, LLC. MCM Properties, LLC invests in undervalued or cash flow producing real estate. This company was organized for the holding, developing, and leasing of real estate.
The following quantitative transactions occurred between the Company and MCM Properties, LLC:

Statement of Income and Changes in Equity
Sales	$4,905
Cost of sales	134,118
Gross Profit	(129,213)
Selling, general, and administrative expenses	23,375
Operating income	(152,588)
Other income (expense)	—
Net income	$(152,588)

MCM Custom Vehicles, LLC.
Notes to the Financial Statements
(in thousands, except per share amounts)
Note 9 – Subsequent Events
On April 13, 2018, MCM Custom Vehicles, LLC (MCM) entered into an asset purchase and contribution agreement (APA) with SCA Performance, Inc. (SCA) to sell substantially all the assets and liabilities of MCM, for a cash purchase price of $45,288,070, rollover equity of $8,190,000 and a contingent consideration of $8,000,000, for a total sale price of $61,478,070. The rollover equity in SCA was issued to MCM at the acquisition date at fair value. A former member of MCM received a percentage of the consideration in cash of $8,030,100 and rollover equity of $2,730,000. The remaining consideration was distributed to MCM.
Management has evaluated subsequent events from the balance sheet date through May 26, 2020, the date the financial statements were available to be issued.